United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

October 13, 2008

Date of Report

[Date of Earliest Event Reported]

DIGITILITI, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0001-53235	26-1408538
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

266 East 7th Street, 4th Floor

St. Paul, Minnesota 55101

 (Address of Principal Executive Offices)

(651) 925-3200

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 13, 2008, Larry D. Ingwersen (“Ingwersen”) tendered his resignation as a director and the President and CEO of the Company, effective as of October 13, 2008; and Roderick D. Johnson (“Johnson”) tendered his resignation as the Chief Operating Officer of the Company, also effective October 13, 2008.  The Company accepted these resignations at a special meeting of the Board of Directors held on such date.

5X Partners, LLC (“5X”), of which Messrs. Ingwersen and Johnson are believed to each be 50% partners and owners, also gave the 10 day termination notice terminating the 5X Corporate Development Services Agreement with the Company dated August 20, 2007, and the two Addendums thereto respectively dated November 15, 2007, and dated May 8, 2008, but effective April 17, 2008, in the same communication (the “5X Agreements”).

Additionally, in addition to other business conducted at the special meeting of the Board of Directors held October 13, 2008, the Board of Directors:

1.         Agreed to continue as a seven person Board.

2.         Laura Wenzel indicated her resignation from the Board, effective immediately.  This left three vacancies on the Board resulting from the resignations of Larry D. Ingwersen and Laura Wenzel and the open board position.

3.         The Board elected Roy A. Bauer and Benno G. Sand as directors to fill two of the vacancies, effective on October 13, 2008.

4.         Daniel J. Herbeck was elected as a director to fill the remaining vacancy, and was elected as the President and CEO to fill the vacancies resulting from the resignation of Mr. Ingwersen from these positions, effective October 13, 2008.

5.         The Board accordingly now consists of Brad Wenzel, Mark Savage, Jonathan S. Miner, Pamela Miner, Roy A. Bauer, Daniel J. Herbeck and Benno G. Sand.

6.         An oversight committee consisting of Roy A. Bauer, Brad Wenzel and Jonathan S. Miner was appointed to conduct a 30, 60 and 90 day evaluation of Mr. Herbeck’s performance as President and CEO.  It was agreed that Mr. Bauer also would work with the Company to establish Mr. Herbeck’s job duties and expectations and work out a compensation package.

7.         Mr. Bauer was granted an option to purchase 125,000 shares to vest over a three year period at an exercise price per share to be determined.

8.         It was agreed that the position of Chief Operating Officer, which was left vacant by the resignation of Roderick D. Johnson, would not be filled at this time.

Daniel J. Herbeck

Mr. Herbeck is 51 years of age.  From 2002 to the present, Mr. Herbeck has been the owner and President of Continental Technology Solutions, LLC, a St. Paul, Minnesota, management consulting firm facilitating specializing in strategic and operational development, technology infrastructure, process control and M/A activity.

Roy A. Bauer

Mr. Bauer is 63 years of age.  From January of 2007 to the present, Mr. Bauer has been the CEO of Key Teknowledgy, a management consulting firm based in Wisconsin.  This corporation specializes in strategy, business transformation and quality improvement services for international clients.  From May of 2001 to January of 2007, Mr. Bauer served as Vice President, General Manager, Rochester Pemstar Manufacturing Site; Executive Vice President, Pemstar United States Operations; Executive Vice President, WW Operations; Executive Vice President, Chief Operating Officer; and President and Chief Operating Officer of Pemstar Corporation of Rochester, Minnesota, an international manufacturer of electronic circuit boards, precision electro-mechanical devices, optical devices and computer systems.

Benno G. Sand

Mr. Sand is 54 years of age.  He has served as Executive Vice President, Business Development and Investor Relations of FSI International, Inc. (“FSI”) since January 2000.  FSI is a global supplier of surface conditioning equipment and technology to the world’s leading integrated circuit (IC) and microelectronics manufacturers.   He also served as Executive Vice President of FSI since January 1992 and Secretary since March 2002.  Mr. Sand also served as Chief Administrative Officer of FSI from January 1998 to December 1999, as Chief Financial Officer from October 1990 to January 1998, and as Vice President of Finance from October 1987 to January 1992.  Mr. Sand is a director of various FSI-owned United States and foreign subsidiaries as well as m•FSI LTD and MathStar, Inc.

Item 7.01   Regulation FD Disclosure.

See Exhibit 99.6 Press Release dated October 16, 2008, a copy of which is attached hereto and incorporated herein by reference.   Effective October 13, 2008, the Board of Directors accepted the resignation of Larry D. Ingwersen as a Board member and as President and CEO of the Company; and also accepted the resignation of Roderick D. Johnson as Chief Operating Officer.  Also effective October 13, 2008, Laura Wenzel tendered her resignation as a member of the Board of Directors and Daniel J. Herbeck, Benno G. Sand and Roy A. Bauer were elected to the Board of Directors to fill the vacancies left by the resignations of Mr. Ingwersen and Ms. Wenzel as well as the open Board position. Mr. Herbeck was also elected as Chief Executive Officer and President of the Company.

Item 8.01  Other Events.

Effective October 13, 2008, the Board of Directors approved the offer and sale to one (1) “accredited investor” only, of a Convertible Note and Warrants described as follows:

A 12% Convertible Note in the amount of $250,000 with a maturity date that is six (6) months from the date of issuance (the “Convertible Note”) that comes within the definition of “restricted securities” in Rule 144 of the Securities and Exchange Commission and that is convertible into common stock of the Company that also comes within such definition of “restricted securities” (the “Common Stock”) at $0.50 per each share; together with 150,000 warrants (the “Warrants”), with a five year term and exercisable at $0.50 per share of Common Stock, that are also “restricted securities,” including the underlying Common Stock.

Jonathan S. Miner, a director of the Company, has agreed to execute a Guaranty of payment of the $250,000 and a Confession of Judgment pursuant to Minn. Stat. § 548.22 that allows the district court to enter judgment without action.  To do so, the person confessing judgment must authorize the entry of judgment pursuant to a written confession that is typically not filed with the court until a default occurs.   The Convertible Note provides for a 30 day grace period following any default of the terms of the Convertible Note.

In connection with the Guaranty and Confession of Judgment, Mr. Miner will also receive 100,000 warrants with a five year term exercisable at $0.50 per share of Common Stock.  These warrants and the underlying Common Stock are also “restricted securities.”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Exhibit Description

99.1

12% Convertible Note

99.2

Warrant (Elmer R. Salovich)

99.3

Guaranty

99.4

Confession of Judgment

99.5

Warrant (Jonathan S. Miner)

99.6

Press Release

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITILITI, INC.

Date:	October 13, 2008	By:	/s/ Daniel J. Herbeck
Daniel J. Herbeck
President

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